UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2012(October 24, 2012)

CHINA GROWTH EQUITY INVESTMENT LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-35192	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

CN11 Legend Town, No. 1 Balizhuangdongli Chaoyang District, Beijing, PRC	100025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 86-10-6550-3186

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 24, 2012, China Growth Equity Investment Ltd. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with China Dredging Group Co. Ltd., (“CDGC”), China Growth Dredging Sub Ltd. (Merger Sub”) and Zhuo Xinrong (“Founder”). Subject to the terms and conditions of the Merger Agreement, the Merger Sub will merge (the “Merger”) with and into the CDGC, resulting in Merger Sub ceasing to exist and CDGC continuing as the surviving company and wholly-owned subsidiary of CGEI (the “Surviving Company”).

In addition, the Company entered into a Share Purchase Agreement (the “Share Purchase Agreement” and, together with the Merger Agreement, the “Agreements”) with Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd. (“Pingtan Fishing”), Founder, Merchant Supreme Co., Ltd (“Merchant Supreme”), Prime Cheer Corporation Limited, Heroic Treasure Limited and Fuzhou Honglong Ocean Fishery Co., Ltd.. Subject to the terms and conditions of the Share Purchase Agreement, including pre-closing reorganization, the Company will acquire all of the outstanding capital shares and other equity interests of Pingtan Fishing (the “Share Purchase” and, together with the Merger, the “Business Combination”).

The Company is a “blank check” company whose ordinary shares, units and warrants are listed on The NASDAQ Capital Market. The Company was incorporated on January 18, 2010 for the purpose of effecting a merger, share capital exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more operating businesses or assets. CDGC, a British Virgin Islands holding company, is one of the leading independent (not state-owned) providers of dredging services in the PRC, through its PRC subsidiary Fujian Xing Gang Port Service Co., Ltd. Pingtan Fishing is a rapidly growing fishing company and provider of quality seafood incorporated in the PRC.

The combined entity, which will be renamed "Pingtan Marine Enterprise Ltd.," intends to apply for listing on NASDAQ under the ticker symbol "PME". Upon completion of the Business Combination, successful entrepreneur Xinrong Zhuo, the founder, Chairman and controlling shareholder of both CDGC and Pingtan Fishing will be the chairman of the combined company.

Consideration

At the effective time of the Merger, each ordinary and Class A preferred share of CDGC (together, the “CDGC Shares”) issued and outstanding will be automatically cancelled and converted into the right to receive 0.82947 ordinary shares of the Company per CDGC Share (the “Company Shares”). No fractional Company Shares will be issued in the Merger; instead, the Company will issue one Company Share to the holder of any CDGC Shares that would otherwise be entitled to receive a fraction of a Company Share.

At the effective time of the Share Purchase, all of the issued and outstanding shares of Merchant Supreme (which will control Pingtan Fishing) will be purchased by the Company for an aggregate of 25,000,000 Company Shares.

Conditions to Consummation of the Business Combination

Consummation of the Business Combination is subject to a number of conditions, including, among others: (i) the Merger Agreement must have been approved and adopted by the requisite number of the Company’s shareholders; (ii) the Merger Agreement must have been approved and adopted by CDGC’s shareholders (iii) the Company must have more than $5,000,000 in cash held in its trust account immediately after the effective time of the Merger (after giving effect to payment of all of the Company’s shareholders who exercise their redemption rights under the Company’s organizational documents); (iv) any approvals necessary for the Share Purchase must have been obtained from the Company’s shareholders and Merchant Supreme’ s shareholders; (v) the reorganization contemplated by the Share Purchase Agreement must have been completed and (ix) other customary closing conditions.

Representations, Warranties and Covenants

Merger Agreement

The Company, CDGC and the Founder have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (i) by the Company to prepare and file with the SEC a proxy statement; (ii) to call and hold shareholder meetings of the Company and CDGC as soon as reasonably practicable for the purpose of voting upon the approval and adoption of the Merger Agreement; (iii) by the Company and CDGC to use commercially reasonable efforts to cause their respective boards of directors to recommend that shareholders provide such approvals; and (iv) by the Company and CDGC to use commercially reasonable efforts to consummate the Merger. From the date of the Merger Agreement until the closing date or termination of the Merger Agreement, CDGC and the Founder have agreed, except as expressly contemplated by other provisions of the Merger Agreement or unless the Company otherwise consents in writing, and subject to existing contractual obligations set forth in CDGC’s SEC filings and subject to fiduciary duties, (a) to conduct the business only in the ordinary course of business and in a manner consistent with the current practice of the business, (b) to preserve the business organization of each member of CDGC and its subsidiaries and affiliates (the “CDGC Group”) substantially intact, (c) to use commercially reasonably efforts to keep available the services of the current employees of each member of the CDGC Group, (d) to use commercially reasonably efforts to preserve the current relationships of each member of the CDGC Group with customers and other persons with which such member has significant business relations, and (e) to comply with all applicable laws.

CDGC and Founder, on the one hand, and the Company, on the other hand, have agreed not to solicit, enter into discussions regarding, or enter into any agreement or understanding providing for any acquisition of their respective capital shares or the capital shares of certain subsidiaries. The parties have further agreed to not provide any person with information for the purpose of evaluating or determining whether to make or pursue any such inquiries or proposals with respect to any such acquisition. Each party must immediately notify the other party of any inquiries or proposals or requests for information for such purpose. In case either party breaches its obligation not to negotiate or enter into agreements with other companies, and within 6 months after such breach the breaching party closes any transaction or financing, the breaching party(s) shall pay the non-defaulting party $3 million. CDGC has agreed that the Founder shall not, without the prior written consent of the Surviving Company, compete with the Surviving Company anywhere in the PRC for 2 years from the closing of the Merger. Founder may still invest in companies with a competitive business if the securities of such business are traded on a national stock exchange or in the over-the-counter market and if such investment does not result in their beneficially owning, at any time, more than 1% of the publicly-traded equity securities of such competitive business.

Share Purchase Agreement

The Company, Merchant Supreme and the Founder have made customary representations, warranties and covenants in the Share Purchase Agreement, including, among others, covenants (i) if required, to call and hold shareholder meetings of the Company and Merchant Supreme as soon as reasonably practicable for the purpose of voting upon the approval and adoption of the Share Purchase Agreement; (ii) to use commercially reasonable efforts to cause its respective board of directors to recommend that shareholders provide such approvals; and (iii) to use commercially reasonable efforts to consummate the Share Purchase. From the date of the Share Purchase Agreement until the closing date or termination of the Share Purchase Agreement, Merchant Supreme and the Founder have agreed, except as expressly contemplated by other provisions of the Share Purchase Agreement or unless the Company otherwise consents in writing, subject to applicable fiduciary duties and except for the purpose of implementing the reorganization plan, to conduct the business of Pingtan Fishing Group in the ordinary course of business and in a manner consistent with the current practice of the business, to preserve substantially intact the business organization of each member of the Pingtan Fishing Group, to use commercially reasonable efforts to keep available the services of the current employees of each member of the Pingtan Fishing Group, to use commercially reasonable efforts to preserve the current relationships of each member of the Pingtan Fishing Group with customers and other persons with which such member has significant business relations and to comply with all applicable laws.

Merchant Supreme and Founder, on the one hand, and the Company, on the other hand, have agreed not to solicit, enter into discussions regarding, or enter into any agreement or understanding providing for any acquisition of their respective capital shares of or the capital shares of certain subsidiaries. The parties have further agreed to not provide any person with information for the purpose of evaluating or determining whether to make or pursue any such inquiries or proposals with respect to any such acquisition. Each party must immediately notify the other party of any inquiries or proposals or requests for information for such purpose. In case either party breaches its obligation not to negotiate or enter into agreements with other companies, and within 6 months after such breach, the breaching party closes any transaction or financing, the breaching party(s) shall pay the non-defaulting party $3 million. Merchant Supreme has agreed that the Founder shall not, without the prior written consent of the Surviving Company, compete with the Surviving Company anywhere in the PRC for 2 years from the closing of the Merger. Founder may still invest in companies with a competitive business if the securities of such business are traded on a national stock exchange or in the over-the-counter market and if such investment does not result in their beneficially owning, at any time, more than 1% of the publicly-traded equity securities of such competitive business.

Termination of the Merger Agreement and the Share Purchase Agreement

The Merger Agreement may be terminated in certain circumstances, including, but not limited to: (i) by mutual written consent of the parties; (ii) by the Company if CDGC amends or supplements the schedules to the Merger Agreement and such amendment or supplement reflects facts or events that would reasonably be expected to have material adverse effect on CDGC; (iii) by either party if the closing of the Merger has not occurred on or before February 26, 2013; (iv) by either party, upon the other party’s breach of a representation, warranty, covenant, or agreement; (v) by the Company or CDGC if either of their respective boards of directors determines based upon the advice of outside legal counsel that failure to terminate the Merger Agreement would constitute a breach of its fiduciary duties; (vi) by either party if the Merger Agreement is not approved by the shareholders of the Company or after accepting all properly submitted redemption requests, the Company’s trust account has less than $5,000,001; and (vii) by CDGC or the Founder if the Merger Agreement is not approved by the shareholders of CDGC.

The Share Purchase Agreement may be terminated in certain circumstances, including, but not limited to: (i) by mutual written consent of the parties; (ii) by the Company, if Merchant Supreme amends or supplements the schedules to the Share Purchase Agreement and such amendment or supplement reflects facts or events that would reasonably be expected to have a material adverse effect on Merchant Supreme or its subsidiaries; (iii) by Merchant Supreme if the Company amends or supplements the schedules to the Share Purchase Agreement and such amendment or supplement reflects a material effect on the Company; (iv) by either party if the closing has not occurred on or before February 26, 2013; (v) by either party, upon the other party’s breach of a representation, warranty, covenant, or agreement; (vi) by either party, if either of their respective boards of directors determines based upon the advice of outside legal counsel that failure to terminate the Share Purchase Agreement would constitute a breach of its fiduciary duties; and (vii) by Merchant Supreme or the Founder if the transaction and the Share Purchase Agreement is not approved by Merchant Supreme’s shareholders.

Post-Closing Directors and Officers

The Company agreed to take such actions as may be necessary to cause each of the following persons to be appointed to the Company’s board of directors as of the effective time of the Business Combination, to serve until the next annual election of directors of the Company: Xinrong Zhuo (Chairman of the Board), Bin Lin, Lin Bao, Yeliang Zhou, Zengbiao Zhu, Xuesong Song and Jin Shi. In addition, the Company agreed to take such actions as may be necessary to cause each of the following persons to be elected as officers of the Company, effective immediately after the closing under the Merger Agreement: Xinrong Zhuo, Chief Executive Officer; Bin Lin Senior Vice President; and Alfred Ho, Chief Financial Officer.

The foregoing description of the Business Combination and the Agreements does not purport to be complete and is qualified in its entirety by reference to the Agreements, copies of which are attached hereto as Exhibits 2.1 and 2.2. The Agreements have been incorporated herein by reference to provide information regarding the terms of the Agreements and are not intended to modify or supplement any factual disclosures about the Company or CDGC in any public reports filed with the SEC by the Company or CDGC. In particular, the assertions embodied in the representations and warranties contained in the Agreements are qualified by information in confidential disclosure letters provided by CDGC and Pingtan Fishing to the Company, and by information provided by CDGC and Pingtan Fishing to the Company in connection with the signing of the Agreements. These disclosure letters contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Agreements. Moreover, certain representations and warranties in the Agreements were used for the purpose of allocating risk between the parties, rather than establishing matters of fact. Accordingly, the representations and warranties in the Agreements may not constitute the actual state of facts about the parties. The representations and warranties set forth in the Agreements may also be subject to a contractual standard of materiality different from that generally applicable under federal securities laws.

 Item 8.01   Other Events

On October 25, 2012, the Company, CDGC and Pingtan Fishing, issued a joint press release announcing that they have entered into definitive agreements for a business combination of CGEI, CDGC and Pingtan Fishing. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Disclaimer

This current report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer or sale of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

In connection with the proposed Business Combination, the Company is preparing and filing with the SEC a proxy statement. When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of the Company. Before making any voting decision, shareholders are urged to read the proxy statement carefully and in its entirety because it will contain important information about the proposed Business Combination. Shareholders will be able to obtain, without charge, a copy of the proxy statement and other relevant documents filed with the SEC when they become available through the SEC's website at http://www.sec.gov. Shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents when they become available by contacting the Company CN11 Legend Town, No. 1 Balizhuangdongli, Chaoyang District, Beijing, PRC, telephone number : +86-10-6550-3186, Attn: Chantelle Bai.

Forward-Looking Statements

This report contains forward-looking statements that reflect the Company’s current beliefs, expectations or intentions regarding future events. Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Words such as "to receive," "will," "may," "could," "expect," "expected," "proposed," "contemplated," "plan," "intend," "anticipate," "predict," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to the combined company's plans, objectives, expectations and intentions with respect to future operations; approval and adoption of Business Combination by the requisite number of shareholders; and the timing of the completion of the proposed Business Combination. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of the Company, CDGC and Pingtan Fishing and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to: (i) the failure of the Business Combination to close for any reason; (ii) general business and economic conditions; (iii) the performance of financial markets; (iv) risks relating to the consummation of the contemplated Business Combination, including the risk that required shareholder approval and regulatory agencies might not be obtained in a timely manner or at all or that other closing conditions are not satisfied; (v) the impact of the Business Combination on the markets for the combined company's products and services; (vi) the employees of the Company, CDGC and Pingtan Fishing not being combined and integrated successfully; (vii) operating costs and business disruption following the Business Combination, including adverse effects on employee retention and on the Company’s, CDGC's and Pingtan Fishing's business relationships with third parties; (viii) the inability of the combined company following the closing of the Business Combination to meet NASDAQ's listing requirements and the failure of the combined company's securities to be listed or continue to be listed on NASDAQ; (ix) the amount of cash available to the combined company following the Business Combination being insufficient to allow the Company, CDGC, Pingtan Fishing or the combined company to achieve their business goals; and (xi) the future performance of the combined company following the closing of the Business Combination. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K, and the subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K filed by the Company with the SEC, the most recent annual report on Form 20-F and current reports on Form 6-K filed by CDGC with the SEC, as well as the Preliminary Proxy Statement filed with the SEC on October 25, 2012 and the Definitive Proxy Statement when it becomes available. Each of the Company, CDGC and Pingtan Fishing anticipates that subsequent events and developments may cause their views and expectations to change. Neither the Company, CDGC nor Pingtan Fishing assumes any obligation, and they specifically disclaim any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the Company's directors and executive officers is set forth in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2011. Additional information regarding the interests of such potential participants in the Business Combination, which may be different than those of the Company's shareholders generally, will be included in the proxy statement and other relevant documents filed with the SEC when they become available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of October 24, 2012, by and between China Growth Equity Investment Ltd., China Dredging Group Co., Ltd., China Growth Dredging Sub Ltd., and Zhuo Xinrong. *

2.2

Share Purchase Agreement, dated as of October 24, 2012, by and among China Growth Equity Investment Ltd, Merchant Supreme Co., Ltd., Prime Cheer Corporation Limited, Zhuo Xinrong, Fujian Provincial Pingtan County Ocean Fishing Group Co., Heroic Treasure Limited and Fuzhou Honglong Ocean Fishery Co., Ltd. *

99.1	Press Release dated October 25, 2012

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any omitted schedules and exhibits to the SEC upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:   October 30, 2012

China Growth Equity Investment Ltd.

By:	/s/Jin Shi
Jin Shi
Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of October 24, 2012, by and between China Growth Equity Investment Ltd., China Dredging Group Co., Ltd., China Growth Dredging Sub Ltd., and Zhuo Xinrong. *

2.2	Share Purchase Agreement, dated as of October 24, 2012, by and among China Growth Equity Investment Ltd, Merchant Supreme Co., Ltd., Prime Cheer Corporation Limited, Zhuo Xinrong, Fujian Provincial Pingtan County Ocean Fishing Group Co., Heroic Treasure Limited and Fuzhou Honglong Ocean Fishery Co., Ltd. *

99.1	Press Release dated October 25, 2012

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any omitted schedules and exhibits to the SEC upon request by the SEC.